Since approval by the shareholders in 1989, the Company has entered into indemnification agreements with each of its Directors. This is the form of those indemnification agreements.


                   INDEMNIFICATION AGREEMENT

           This Agreement is entered into this __________ day of _________________ _____, by and between VICORP Restaurants,
Inc., a Colorado corporation, (hereinafter "VICORP") and
_____________________________, (hereinafter "DIRECTOR").

                            RECITALS

           A. DIRECTOR is a member of the Board of Directors of VICORP performing valuable services for it and VICORP is desirous of having DIRECTOR continue to serve in that capacity.

           B. VICORP has provided through adopted Bylaws for the indemnification of its directors to the maximum extent authorized by law.

           C.   VICORP, at present, maintains at its expense
Directors and Officers Liability Insurance ("D&O Insurance") for the purpose of protecting its directors and officers in connection with the services performed by them as directors and officers.

           D. Developments with respect to the terms and availability of D&O Insurance and with respect to the application, amendment and enforcement of statutory and bylaw indemnification provisions generally have raised questions concerning the adequacy and reliability of the protection afforded to directors thereby.

           E. DIRECTOR has expressed concern that the indemnities available under VICORP's Bylaws and D&O Insurance may be inadequate to protect him against risks associated with his service to VICORP. VICORP and DIRECTOR both recognize that the Bylaws are subject to change and that the D&O Insurance that VICORP has obtained is subject to change or cancellation.
DIRECTOR may not be willing to continue in office in the absence of the benefits to be accorded to DIRECTOR under this Agreement.

           F. In order to induce DIRECTOR to continue to serve as a director of VICORP and in consideration of his continued service, VICORP has determined and agreed to enter into this contract and indemnify DIRECTOR as follows:

                           AGREEMENT

           1. Indemnification: Subject only to the exclusions set forth in Section 2, VICORP hereby agrees to hold harmless and indemnify DIRECTOR:

           (a) Against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by DIRECTOR in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of VICORP) to which DIRECTOR is, was at the date hereof or at any time becomes a party, or is threatened to be made a party, by reason of the fact that DIRECTOR is, was or at any time becomes a director, officer, employee or agent of VICORP, or is or was serving or at any time serves at the request of VICORP as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or any employee benefit plan, except with respect to actions instituted by the DIRECTOR unless approved by the Board; and

           (b) Otherwise, to the full extent provided by (i) the Colorado Business Corporation Act or any amendment thereof or any other statutory provision authorizing or permitting such indemnification that is adopted after the date of this Agreement and (ii) VICORP's Bylaws.

           2. Exclusions: No indemnity shall be paid by VICORP pursuant this Agreement:

           (a) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful;

           (b) for which payment is actually made to DIRECTOR under any D&O Insurance purchased and maintained by VICORP;

           (c) with respect to remuneration paid to DIRECTOR, if it shall be determined by a final judgment or other final adjudication, that such remuneration was in violation of law;

           (d) on account of DIRECTOR's conduct that is finally adjudged to have been knowingly fraudulent or deliberately dishonest, which conduct was material to the cause of action so adjudicated;

           (e) on account of any suit in which judgment is rendered against DIRECTOR for an accounting of profits made from the purchase or sale by DIRECTOR of securities of VICORP within the meaning of Section 16(b) of the Securities and Exchange Act of 1934 and amendments thereto or similar provisions of any other statutory or common law; or

           (f) on account of any suit in which the DIRECTOR is finally adjudged to have obtained, in fact, a personal profit or advantage to which he was not legally entitled.

           3. Settlement and Costs: VICORP shall not be liable to indemnify DIRECTOR under this Agreement for any costs, charges or expenses incurred or amounts paid in settlement of any action or claim effected without its written consent. VICORP shall not settle any action or claim in any manner which would impose any penalty or limitation on DIRECTOR without DIRECTOR's written consent. Neither VICORP nor DIRECTOR will unreasonably withhold their consent.

           4. D&O Insurance: VICORP agrees that it shall use reasonable efforts to maintain in effect for the benefit of DIRECTOR a binding and enforceable policy of D&O Insurance with coverages comparable to the policy of insurance which is in effect as of the date of this Agreement.

          Notwithstanding the above, however, VICORP shall not be required to obtain or maintain such D&O Insurance if said insurance is not reasonably available or if in the reasonable businessjudgment of the then directors of VICORP, either (i) the premium cost of such insurance is substantially disproportionate to the amount of coverage, or (ii) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance.

           5. Continuation of Indemnity: All agreements and obligations of VICORP contained herein shall continue during the period DIRECTOR is a director, officer, employee or agent of VICORP (or is or was serving at the request of VICORP as a director, officer, trustee, employee or agent for another corporation, partnership, joint venture, trust or other enterprise or any employee benefit plan) and shall continue thereafter so long as DIRECTOR shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that DIRECTOR was a Director of VICORP or serving in any other capacity referred to herein.

           6. Payment of Claims: If an obligation under this Agreement is not paid by VICORP, or on its behalf, within ninety
(90) days after written notice has been received by VICORP, DIRECTOR may at any time thereafter bring suit against VICORP to recover the unpaid amount of the obligation.

           7. Subrogation: In the event of payment by or on behalf of VICORP under this Agreement, VICORP shall be subrogated to the extent of such payment to all of the rights of recovery of the DIRECTOR, who shall execute all papers required and shall do everything that may be necessary to secure such rights including the execution of such documents necessary to enable VICORP effectively to bring suit to enforce such rights.

           8. Notice: DIRECTOR, as a condition precedent to his right to be indemnified under this Agreement, shall give to VICORP notice in writing as soon as practicable of any claim made for which indemnity will or could be sought under this Agreement. Notice to VICORP shall be directed to VICORP Restaurants, Inc., 400 West 48th Avenue, Denver, Colorado 80216, attention:
Corporate Secretary (or such other address as VICORP shall designate in writing to DIRECTOR); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, the DIRECTOR shall give VICORP such information and cooperation as it may reasonably require and as shall be within DIRECTOR's power.

           9. Defense of Claims: With respect to any action, suit or proceeding as to which DIRECTOR is seeking indemnification under this Agreement and as to which DIRECTOR notifies VICORP pursuant to the provisions hereof:

           (a) VICORP will be entitled to participate therein at its own expense; and

           (b) Except as otherwise provided below, to the extent that it may wish, VICORP jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to DIRECTOR. After notice from VICORP to DIRECTOR of its election so to assume the defense thereof, VICORP will not be liable to DIRECTOR under this Agreement for any legal or other expenses subsequently incurred by DIRECTOR in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. DIRECTOR shall have the right to employ his counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from VICORP of its assumption of the defense thereof shall be at the expense of DIRECTOR unless
(i) the employment of counsel by DIRECTOR has been authorized by VICORP, (ii) DIRECTOR shall have reasonably concluded that there may be a conflict of interest between VICORP and DIRECTOR in the conduct of the defense of such action or (iii) VICORP shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of VICORP. VICORP shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of VICORP or as to which DIRECTOR shall have made the conclusion that there may be a conflict of interest between VICORP and DIRECTOR in the conduct of the defense of such action.

            10. Advances and Repayment of Expenses: All reasonable expenses (including attorneys' fees) incurred by DIRECTOR in defending or investigating any civil or criminal action, suit or proceeding shall be paid in advance of the final disposition of such action, suit, proceeding or investigation. DIRECTOR agrees that DIRECTOR will, upon demand, reimburse VICORP for all such expenses so advanced by VICORP in defending any civil or criminal action, suit or proceeding against DIRECTOR in the event and only to the extent that it shall be ultimately determined that DIRECTOR is not entitled to be indemnified by VICORP for such expenses under the provisions of applicable law, the Bylaws, this Agreement or otherwise.

           11. Separability: Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, either generally or only in particular circumstances, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, any provision held to be invalid or unenforceable in a particular circumstance shall be valid and enforceable in all other circumstances to the extent permitted by law.

           12. Enforcement: In any action between the parties seeking enforcement of any of the terms and provisions of this Agreement, the prevailing party in that action shall be entitled to its reasonable costs and expenses, including court costs and reasonable attorney's fees in addition to such other relief as may be granted.

           13. Non-Exclusivity: Nothing in this Agreement shall diminish or otherwise restrict any right of DIRECTOR to be indemnified under any provision of the Articles of Incorporation or Bylaws of VICORP or any of its subsidiaries, any insurance policy, any applicable law, any other agreement or otherwise.

           14.  Governing Law; Binding Effect; Amendment and
Termination:

          (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Colorado.

          (b) This Agreement shall be binding upon DIRECTOR and upon VICORP, its successors and assigns, and shall inure to the benefit of DIRECTOR, his heirs, personal representatives and assigns and to the benefit of VICORP, its successors and assigns.

          (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above-written.


                         VICORP Restaurants, Inc.



                         By:____________________________________
                         Charles R. Frederickson, Chairman




                         _______________________________________
                         ________________________, Director